UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                          Date of Report: July 18, 2003
                        (Date of earliest event reported)



                           QUEST RESOURCE CORPORATION
             (Exact name of registrant as specified in its charter)



          Nevada                      0-17371                 88-0182808
     (State or other                (Commission             I.R.S. Employer
 jurisdiction of incorporation      File Number)         Identification Number)
      or organization)


                           P.O. Box 100, 701 East Main
                             Benedict, Kansas 66714
          (Address of principal executive offices, including zip code)



                                 (620) 698-2250
              (Registrant's telephone number, including area code)

Item 9.  Regulation FD Disclosure.

      On July 25, 2003, Quest Resource Corporation issued a press release, a copy of which is included herewith as Exhibit 99.1.

Item 7. Financial Statements and Exhibits

      The following material is furnished pursuant to Item 9 as an exhibit to this Current Report on Form 8-K.

      (c) Exhibits

      Exhibit Number    Description
      --------------    -----------

         99.1           Press release of Quest Resource Corporation issued July
                        25, 2003


                                  SIGNATURES
                                  ----------


      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               QUEST RESOURCE CORPORATION



                               By:  /s/ Douglas L. Lamb
                                    -------------------------------
                                    Douglas L. Lamb
                                    President

      Date:   July 25, 2003




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